Listing Report:Supplement No. 30 dated Dec 30, 2011 to Prospectus dated Dec 15, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Dec 15, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Dec 15, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 540774
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.27%	Borrower rate/APR:	31.27% / 35.28%	Monthly payment:	$151.03

Lender servicing fee:	1.00%	Effective Yield*:	28.50%
		Estimated return*:	12.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Dec-2011)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,155	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	Yes
Screen name:	sensational-vigilance5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: Debt Consolidation
This loan will be used to consolidate 2 credit cards.

My financial situation:
I am a good candidate for this loan because I have an excellent track record of paying my obligations consistently on time.

Monthly net income: $6500
Monthly expenses: $
Housing: $1500
Insurance: $266
Car expenses: $976
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $800
Clothing, household expenses: $100
Credit cards and other loans: $200
Other expenses: $126
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 541540
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.54%	Borrower rate/APR:	11.54% / 14.36%	Monthly payment:	$428.94

Lender servicing fee:	1.00%	Effective Yield*:	10.51%
		Estimated return*:	6.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-1994	Debt/Income ratio:	21%
Credit score:	820-839 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,609	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	Yes
Screen name:	orange-entertaining-market	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to pay off high interest credit card debt. So that in three years, I will be debt free except for mortgage payments.

My financial situation:
I am a good candidate for this loan because I am making style changes along with this loan so that once it is paid off, I will not find myself I. His position again. My goal to be debt free by my 40th birthday which is only three years away so if it takes me until my 41st birthday that is okay.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 544330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	15.21%	Borrower rate/APR:	16.21% / 19.11%	Monthly payment:	$282.09

Lender servicing fee:	1.00%	Effective Yield*:	14.95%
		Estimated return*:	9.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1996	Debt/Income ratio:	21%
Credit score:	760-779 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	7y 4m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,644	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	yield-eclipse5	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Debt Consolidation
Purpose of loan:
This loan will be used to pay off debt related to a unexpected home improvement. (Roof Replacement)

My financial situation:
I am a good candidate for this loan because I have a large annual household income with few bills. I plan on paying off the loan in 18 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 546490
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	10.50%
Term:	60 months

Lender yield:	25.87%	Borrower rate/APR:	26.87% / 29.49%	Monthly payment:	$304.58

Lender servicing fee:	1.00%	Effective Yield*:	25.23%
		Estimated return*:	14.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-2004	Debt/Income ratio:	27%
Credit score:	640-659 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	20y 11m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,106	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	azstrfk	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	620-639 (May-2009) 640-659 (Jul-2007)
Principal balance:	$0.09	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
START THE NEW NEW YEAR off RIGHT
Purpose of loan: Debt consolidation
This loan will be used to Pay Down/ off of the my Credit Cards. Make some needed repairs on my beloved collectors edition truck.

My financial situation:
I am a good candidate for this loan because.I've always payed my bills on time, and my past loan history with Prosper is Positive with no Lates and no Defaults!

Monthly net income: $5000.00
Monthly expenses: $2560.46
Housing: $510.00
Insurance: $155.
Car expenses: $510.57
Utilities: $135.
Phone, cable, internet: $55.89
Food, entertainment: $234
Clothing, household expenses: $124.
Credit cards and other loans: $409.
Other expenses: $125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 546998
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.11%	Borrower rate/APR:	25.11% / 28.97%	Monthly payment:	$398.18

Lender servicing fee:	1.00%	Effective Yield*:	23.52%
		Estimated return*:	12.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1995	Debt/Income ratio:	6%
Credit score:	660-679 (Dec-2011)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	15y 7m
Amount delinquent:	$7,659	Total credit lines:	35	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,479	Stated income:	$100,000+
Delinquencies in last 7y:	43	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	market-missile3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...pay off personal debt, simply a bridge loan for 4-6 months.

My financial situation:
I am a good candidate for this loan because...I have high income, excellent career as VP Sales & Marketing, solid business gains in the last two years. 2011 was our best year ever in the 27 years of our company. We are a leader in our Industry. I forecast a 15% sales increase for 2012.

Monthly net income: $ 12,500
Monthly expenses:
Housing: $1,895
Insurance: $300
Car expenses: $1,000
Utilities: $250
Phone, cable, internet: $400
Food, entertainment: $ 800
Clothing, household expenses: $ 400
Credit cards and other loans: $ 400
Other expenses: $5,000 (alimony)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547158
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	1.50%
Term:	36 months

Lender yield:	7.04%	Borrower rate/APR:	8.04% / 8.38%	Monthly payment:	$78.39

Lender servicing fee:	1.00%	Effective Yield*:	7.04%
		Estimated return*:	5.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Aug-1998	Debt/Income ratio:	7%
Credit score:	780-799 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	5y 2m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,424	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	Yes
Screen name:	Madmigel	Borrower's state:	Minnesota	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a high interest CCs
Purpose of loan:
This loan will be used to pay off one of my small high interest credit cards

My financial situation:
I am a good candidate for this loan because I'm a federal employee who works in healthcare IT. I work in a very secure field of work.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	29.73%	Borrower rate/APR:	30.73% / 34.73%	Monthly payment:	$171.41

Lender servicing fee:	1.00%	Effective Yield*:	28.37%
		Estimated return*:	13.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-639 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	7y 11m
Amount delinquent:	$123	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$627	Stated income:	$1-$24,999
Delinquencies in last 7y:	40	Bankcard utilization:	93%
		Homeownership:	No
Screen name:	tolerant-credit8	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	680-699 (Mar-2010) 680-699 (Feb-2010)
Principal balance:	$805.23	31+ days late:	0 ( 0% )
Total payments billed:	20
Description
CDL Truck Driving Class
Purpose of loan: To get a CDL license to get a truck driving job.
This loan will be used to... pay for truck driving class to get CDL.

My financial situation:
I am a good candidate for this loan because... I will be able to get a great paying job upon completing this 3 week class as a OTR truck driver, will pay this loan off asap and will even get reimbursed by the company I work for. I have been pre-hired by two companies and will get an offer upon completing the course.

Monthly net income: $3500
Monthly expenses: $2000
Housing: $600
Insurance: $150
Car expenses: $250
Utilities: $200
Phone, cable, internet: $150
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $100
Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	15.21%	Borrower rate/APR:	16.21% / 19.11%	Monthly payment:	$88.15

Lender servicing fee:	1.00%	Effective Yield*:	14.95%
		Estimated return*:	9.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2010	Debt/Income ratio:	6%
Credit score:	680-699 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$554	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	JavierSolis	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Expenses Loan for Student
I am a student wanting to use this money to pay for medical expenses. I work part-time and recieve financial aid as part of my income, but I don't have medical issurance. My total income is $23000 some which I use to pay for school and rent.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547648
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.27%	Borrower rate/APR:	31.27% / 35.28%	Monthly payment:	$172.60

Lender servicing fee:	1.00%	Effective Yield*:	28.50%
		Estimated return*:	12.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	38y 6m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$113,981	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	kind-inventive-hope	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
1929 PACKARD RESTORATION LOAN
Purpose of loan: This loan will be used to...
To pay expenses until car is sold. Car will be completed & advertised within 1 month. I have $13K owed to me by 2 customers for work completed.

My financial situation:
I am a good candidate for this loan because... Own home worth $ 550 +K & 10 classic cars worth $1+M

Monthly net income: $ 30,000
Monthly expenses: $ 25,000
Housing: $ 0
Insurance: $ 500
Car expenses: $ 50
Utilities: $ 500
Phone, cable, internet: $ 500
Food, entertainment: $ 500
Clothing, household expenses: $
Credit cards and other loans: $ 2000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547666
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.11%	Borrower rate/APR:	25.11% / 28.97%	Monthly payment:	$179.18

Lender servicing fee:	1.00%	Effective Yield*:	23.52%
		Estimated return*:	12.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-2000	Debt/Income ratio:	8%
Credit score:	740-759 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	2 / 2	Length of status:	2y 3m
Amount delinquent:	$6,971	Total credit lines:	15	Occupation:	Construction
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$203	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	24	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	money-web5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidation of smaller bills
Purpose of loan:
This loan will be used to... pay off small bills.

My financial situation:
I am a good candidate for this loan because...i do not like debt

Monthly net income: $1700
Monthly expenses: $1335
Housing: $500
Insurance: $125
Car expenses: $125
Utilities: $80
Phone, cable, internet: $140
Food, entertainment: $200
Clothing, household expenses: $40
Credit cards and other loans: $125
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	29.73%	Borrower rate/APR:	30.73% / 34.73%	Monthly payment:	$171.41

Lender servicing fee:	1.00%	Effective Yield*:	28.37%
		Estimated return*:	13.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Dec-1994	Debt/Income ratio:	Not calculated
Credit score:	600-619 (Dec-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	7y 11m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,622	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	No
Screen name:	principal-thinker0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	640-659 (Feb-2011)
Principal balance:	$1,663.86	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...help reduce some of my debt

My financial situation:
I am a good candidate for this loan because...I have a good on-time payment history.

Monthly net income: $2300
Monthly expenses: $1900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.27%	Borrower rate/APR:	30.27% / 32.99%	Monthly payment:	$308.93

Lender servicing fee:	1.00%	Effective Yield*:	28.53%
		Estimated return*:	17.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1996	Debt/Income ratio:	13%
Credit score:	660-679 (Dec-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,091	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	No
Screen name:	auction-birdie5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan: debt consolidations
This loan will be used to... pay off my bills and get one loan so i can get out of debt at a set period of time

My financial situation: employed, and stable
I am a good candidate for this loan because... because i also have my own business on top at least 40 hours a weeek so between both jobs paying this low monthly fee i can handle

Monthly net income: $3520
Monthly expenses: $
Housing: $0
Insurance: $145 per month
Car expenses: $50 a week
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $50 every two weeks
Clothing, household expenses: $0
Credit cards and other loans: $250
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.27%	Borrower rate/APR:	31.27% / 35.28%	Monthly payment:	$172.60

Lender servicing fee:	1.00%	Effective Yield*:	28.50%
		Estimated return*:	12.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Nov-1998	Debt/Income ratio:	70%
Credit score:	760-779 (Dec-2011)	Inquiries last 6m:	9	Employment status:	Other
Now delinquent:	4	Current / open credit lines:	15 / 14	Length of status:	33y 0m
Amount delinquent:	$706	Total credit lines:	61	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	thrilling-vigilance9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: Consolidation of Debt
This loan will be used to...

My financial situation: Pay off some debt
I am a good candidate for this loan because I am determined to reduce my debts and build my credit score in 2012

Monthly net income: $3200
Monthly expenses: $3000
Housing: $1190
Insurance: $200
Car expenses: $400
Utilities: $250
Phone, cable, internet: $300
Food, entertainment: $150
Clothing, household expenses: $280
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547712
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	14.05%
Term:	12 months

Lender yield:	24.76%	Borrower rate/APR:	25.76% / 35.84%	Monthly payment:	$238.53

Lender servicing fee:	1.00%	Effective Yield*:	23.64%
		Estimated return*:	9.59%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1995	Debt/Income ratio:	50%
Credit score:	600-619 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	6	Current / open credit lines:	8 / 7	Length of status:	9y 7m
Amount delinquent:	$32,946	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,215	Stated income:	$1-$24,999
Delinquencies in last 7y:	10	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	OGS_Capital	Borrower's state:	NewYork	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	640-659 (Apr-2010) 640-659 (Oct-2008) 740-759 (Jun-2007) 640-659 (Oct-2006)
Principal balance:	$1,305.89	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
2nd Loan
Purpose of loan:
Consolidate Credit Cards
I am a good candidate for this loan because...
Current Prosper loan paid ahead of schedule.

Monthly net income: $2400
Monthly expenses: $2000
Housing: $750
Insurance: $100
Car expenses: $100
Utilities: $150
Phone, cable, internet: $30
Food, entertainment: $300
Clothing, household expenses: $50
Credit cards and other loans: $500
Other expenses: $20
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.27%	Borrower rate/APR:	31.27% / 35.28%	Monthly payment:	$172.60

Lender servicing fee:	1.00%	Effective Yield*:	28.50%
		Estimated return*:	12.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1996	Debt/Income ratio:	13%
Credit score:	660-679 (Dec-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	16y 1m
Amount delinquent:	$15,019	Total credit lines:	23	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$599	Stated income:	$100,000+
Delinquencies in last 7y:	35	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	industrious-interest5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business and marketing
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$8,500	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.27%	Borrower rate/APR:	30.27% / 32.99%	Monthly payment:	$276.42

Lender servicing fee:	1.00%	Effective Yield*:	28.53%
		Estimated return*:	17.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1997	Debt/Income ratio:	13%
Credit score:	660-679 (Dec-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	12y 11m
Amount delinquent:	$0	Total credit lines:	55	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$13,455	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Bankcard utilization:	62%
		Homeownership:	No
Screen name:	trade-persimmon1	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Cards
Purpose of loan:
This loan will be used to Pay Off Credit Cards

My financial situation:
I am a good candidate for this loan because I want to fix it now

Monthly net income: $3000
Monthly expenses: $2400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.11%	Borrower rate/APR:	25.11% / 28.97%	Monthly payment:	$278.73

Lender servicing fee:	1.00%	Effective Yield*:	23.52%
		Estimated return*:	12.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	6y 7m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,447	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	credit-admiral1	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.11%	Borrower rate/APR:	25.11% / 28.97%	Monthly payment:	$278.73

Lender servicing fee:	1.00%	Effective Yield*:	23.52%
		Estimated return*:	12.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1986	Debt/Income ratio:	13%
Credit score:	660-679 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$217	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	28	Bankcard utilization:	43%
		Homeownership:	No
Screen name:	treasure-creature7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Property Tax, 25th Anniversary
Purpose of loan: Property Tax, 25th Anniversary
This loan will be used to... My home needs painting, I need to give my wife a 25 year present , taxes need to be paid.

My financial situation:
I am a good candidate for this loan because... I make good money, my wife is disabled and her money will not start coming in until June or July and this will get us through to that point.

Monthly net income: $5500.00
Monthly expenses: $4500.00
Housing: $1500.00
Insurance: $1500.00year
Car expenses: $635.00
Utilities: $250.00
Phone, cable, internet: $200.00
Food, entertainment: $400.00
Clothing, household expenses: $ 100.00
Credit cards and other loans: $300.00
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547826
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	15.21%	Borrower rate/APR:	16.21% / 19.11%	Monthly payment:	$176.30

Lender servicing fee:	1.00%	Effective Yield*:	14.95%
		Estimated return*:	9.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2006	Debt/Income ratio:	11%
Credit score:	720-739 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,368	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	No
Screen name:	blaster455	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to buy a good used car!
Purpose of loan:
Current Mazda Miata is in disrepair! Buying another one from a private seller. Will sell mine for $2-3k, which will go back into this loan. My intentions are to make payments much greater than the minimum and have this loan paid off in approximately one year.

My financial situation:
All credit cards paid off one year ago; no credit debt. Sharing an apartment with my wonderful girlfriend (of over three years!) while splitting the rent and utilities. I work as a Linux systems administrator for a healthcare software company, been there for 1 1/2 years with rock solid job security, and make $36k/yr. I don't have an expensive taste, don't have many bills, and am very responsible, so I am a great investment!

Income: $3,000/mo, before taxes
Expenses: $1,000/mo, which includes:
- Housing: $500/mo
- Insurance: $80/mo
- Utilities: $40/mo
- Phone, cable, internet: $40/mo
- Food, entertainment: $300/mo
- Other loans: $40/mo
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 545581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.27%	Borrower rate/APR:	30.27% / 32.99%	Monthly payment:	$162.60

Lender servicing fee:	1.00%	Effective Yield*:	28.53%
		Estimated return*:	17.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1990	Debt/Income ratio:	9%
Credit score:	760-779 (Dec-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$81,766	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	laudable-dough4	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan: to purchase a motorcycle
This loan will be used to...to purchase a motorcycle

My financial situation: excellent cash flow, employed.
I am a good candidate for this loan because... I would like to buy to a motorcycle

Monthly net income: $165000
Monthly expenses:
Housing: $4500
Insurance: $ 500
Car expenses: $1000
Utilities: $300
Phone, cable, internet: $200
Food, entertainment: $600
Clothing, household expenses: $200
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 545887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	15.21%	Borrower rate/APR:	16.21% / 19.11%	Monthly payment:	$70.52

Lender servicing fee:	1.00%	Effective Yield*:	14.95%
		Estimated return*:	9.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1974	Debt/Income ratio:	9%
Credit score:	680-699 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,517	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	responsibility-spectacle1	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to...home improvement for sale of my home

My financial situation:
I am a good candidate for this loan because...I've never defaulted on a loan and will have this loan repaid in a timely manner (aiming for no longer than 6 months).

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 546965
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	5.20%
Term:	36 months

Lender yield:	14.59%	Borrower rate/APR:	15.59% / 18.48%	Monthly payment:	$174.77

Lender servicing fee:	1.00%	Effective Yield*:	14.34%
		Estimated return*:	9.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	5y 7m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$44,969	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	dime-futurist	Borrower's state:	California	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	700-719 (Oct-2010) 700-719 (Sep-2010) 700-719 (Aug-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	4
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...consolidate debt.

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.11%	Borrower rate/APR:	25.11% / 28.97%	Monthly payment:	$318.54

Lender servicing fee:	1.00%	Effective Yield*:	23.52%
		Estimated return*:	12.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2002	Debt/Income ratio:	6%
Credit score:	660-679 (Dec-2011)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$421	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Homeownership:	No
Screen name:	return-goblin541	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
work truck loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.27%	Borrower rate/APR:	31.27% / 35.28%	Monthly payment:	$172.60

Lender servicing fee:	1.00%	Effective Yield*:	28.50%
		Estimated return*:	12.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-2003	Debt/Income ratio:	27%
Credit score:	660-679 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,376	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	generous-fund378	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
First Baby Emergency Fund
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547617
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.54%	Borrower rate/APR:	11.54% / 14.36%	Monthly payment:	$164.98

Lender servicing fee:	1.00%	Effective Yield*:	10.51%
		Estimated return*:	6.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-1994	Debt/Income ratio:	7%
Credit score:	760-779 (Dec-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	36y 2m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,505	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	Yes
Screen name:	fairness-prescription9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto loan
Purpose of loan:
This loan will be used to...purchase a truck

My financial situation:
I am a good candidate for this loan because...i always pay my debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	29.73%	Borrower rate/APR:	30.73% / 34.73%	Monthly payment:	$171.41

Lender servicing fee:	1.00%	Effective Yield*:	28.37%
		Estimated return*:	13.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-2001	Debt/Income ratio:	27%
Credit score:	640-659 (Dec-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	8y 2m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,923	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	workallday	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 98% )	640-659 (Latest)
Principal borrowed:	$12,000.00	< 31 days late:	1 ( 2% )	640-659 (Aug-2010) 600-619 (Jul-2007)
Principal balance:	$3,419.01	31+ days late:	0 ( 0% )
Total payments billed:	50
Description
Home Improvement loan/new bath
Purpose of loan:
This loan will be used to finance the remodel of my basement bathroom. It is in need of tile, drywall, and sink. The rest of the basement is already finished

My financial situation:
I am a good candidate for this loan because I have been with my company for 8 years as the day shift Supervisor of a manufacturing corporation. Also I have had 1 prior prosper loan 3 years ago and did not miss any payments (paid in full) and 1 current prosper loan with no missed payments.

Monthly net income: $ 3166

Monthly expenses total -1797

Housing: $818
Insurance: $80
current prosper loan: $209
Car expenses: $320
Utilities: $150
Phone, cable, internet: $50
Food, entertainment: $50
Clothing, household expenses: $50
Credit cards and other loans: $50
Other expenses: $20

I will have $1369 after monthly bills left to pay the new prosper loan and any emergencies and will have no problem paying my loan on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547651
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.11%	Borrower rate/APR:	25.11% / 28.97%	Monthly payment:	$79.64

Lender servicing fee:	1.00%	Effective Yield*:	23.52%
		Estimated return*:	12.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1993	Debt/Income ratio:	13%
Credit score:	640-659 (Dec-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,106	Stated income:	$1-$24,999
Delinquencies in last 7y:	16	Bankcard utilization:	52%
		Homeownership:	No
Screen name:	loot-harbor1	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547657
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.54%	Borrower rate/APR:	11.54% / 14.36%	Monthly payment:	$263.96

Lender servicing fee:	1.00%	Effective Yield*:	10.51%
		Estimated return*:	6.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Feb-1998	Debt/Income ratio:	5%
Credit score:	760-779 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,050	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	capital-apricot7	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
5
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.11%	Borrower rate/APR:	25.11% / 28.97%	Monthly payment:	$318.54

Lender servicing fee:	1.00%	Effective Yield*:	23.52%
		Estimated return*:	12.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1991	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	17	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,193
Delinquencies in last 7y:	3	Bankcard utilization:	31%
		Homeownership:	Yes
Screen name:	best-coin-forte	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
change life
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.27%	Borrower rate/APR:	30.27% / 32.99%	Monthly payment:	$227.64

Lender servicing fee:	1.00%	Effective Yield*:	28.53%
		Estimated return*:	17.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1987	Debt/Income ratio:	21%
Credit score:	740-759 (Dec-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 4	Length of status:	4y 8m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,937	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	abundant-revenue6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate debt incurred from business start up costs

My financial situation:
I am a good candidate for this loan because I'm a hardworking person, and I always pay my bills on time. I've never had any issues with collection agencies and my credit score is good to excellent. I just need a boost to pay off credit card debt incurred due to start up business costs only and also meet monthly expenses.

Monthly net income: $2500
Monthly expenses: $3633
Housing: $1491
Insurance: $121
Car expenses: $20
Utilities: $100
Phone, cable, internet: $220
Food, entertainment: $100
Clothing, household expenses: $285
Credit cards and other loans: $1296
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547687
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.11%	Borrower rate/APR:	25.11% / 28.97%	Monthly payment:	$159.27

Lender servicing fee:	1.00%	Effective Yield*:	23.52%
		Estimated return*:	12.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1995	Debt/Income ratio:	14%
Credit score:	680-699 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 4	Length of status:	11y 2m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,562	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Bankcard utilization:	52%
		Homeownership:	No
Screen name:	unequaled-generosity6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation and vacation
Purpose of loan: Consolidation and Vacation
This loan will be used to...

My financial situation:
I am a good candidate for this loan because... I have worked hard to re-establish my credit and currently a district executive for Citifinancial so I understand ontime payments.

Monthly net income: $4845.16
Monthly expenses: $
Housing: $700.00
Insurance: $90.00
Car expenses: $425
Utilities: $125
Phone, cable, internet: $29.95
Food, entertainment: $300.00
Clothing, household expenses: $
Credit cards and other loans: $100.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547693
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.11%	Borrower rate/APR:	25.11% / 28.97%	Monthly payment:	$199.09

Lender servicing fee:	1.00%	Effective Yield*:	23.52%
		Estimated return*:	12.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1981	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Dec-2011)	Inquiries last 6m:	4	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	13	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,801
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	platinum-optimization6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
wedding
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547705
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	1.50%
Term:	36 months

Lender yield:	7.04%	Borrower rate/APR:	8.04% / 8.38%	Monthly payment:	$156.77

Lender servicing fee:	1.00%	Effective Yield*:	7.04%
		Estimated return*:	5.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Feb-1998	Debt/Income ratio:	7%
Credit score:	840-859 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	13y 8m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Chemist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,967	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	10%
		Homeownership:	Yes
Screen name:	tranquil-penny9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Add addition onto house for theater
Purpose of loan:
This loan will be used to add an addition on our home for our new theater we are putting in.

My financial situation:
I am a good candidate for this loan because I have great credit and have always paid all my bills on time. Never have missed a payment and have always paid each bill as agreed every month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547713
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	15.21%	Borrower rate/APR:	16.21% / 19.11%	Monthly payment:	$70.52

Lender servicing fee:	1.00%	Effective Yield*:	14.95%
		Estimated return*:	9.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1990	Debt/Income ratio:	3%
Credit score:	700-719 (Dec-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	16y 1m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,218	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	goal-basis580	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes and household bills
Purpose of loan: Pay off back taxes and a couple household bills
This loan will be used to...same as above

My financial situation:
I am a good candidate for this loan because... I plan to use my income tax return to pay off the balance of the loan

Monthly net income: $3200.00
Monthly expenses: $2300.00
Housing: $1850.00
Insurance: $160.00
Car expenses: $0
Utilities: $90.00
Phone, cable, internet: $190.00
Food, entertainment: $200.00
Clothing, household expenses: $50.00
Credit cards and other loans: $50.00
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547743
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,700	Estimated loss*:	5.20%
Term:	36 months

Lender yield:	14.59%	Borrower rate/APR:	15.59% / 18.48%	Monthly payment:	$384.50

Lender servicing fee:	1.00%	Effective Yield*:	14.34%
		Estimated return*:	9.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1985	Debt/Income ratio:	18%
Credit score:	660-679 (Dec-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$22,095	Stated income:	$100,000+
Delinquencies in last 7y:	9	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	sunny-diversification8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	700-719 (Jan-2011)
Principal balance:	$5,570.62	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Debt consolidation - term accelera
Purpose of loan:
This loan will be used to re-finance a current Prosper loan at a lower interest rate and consolidate two higher interest credit card accounts...

My financial situation:
I am a good candidate for this loan because I have stable, long-term employment, have a very good record of unsecured loan repayment (including with Prosper) and own my own home.

Monthly net income: $ 11,000
Monthly expenses: $ 4,000
Housing: $ 2000
Insurance: $ 500
Car expenses: $ 340
Utilities: $ 300
Phone, cable, internet: $ 60
Food, entertainment: $0
Clothing, household expenses: $ 100
Credit cards and other loans: $ 500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547761
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	29.73%	Borrower rate/APR:	30.73% / 34.73%	Monthly payment:	$171.41

Lender servicing fee:	1.00%	Effective Yield*:	28.37%
		Estimated return*:	13.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	May-1985	Debt/Income ratio:	55%
Credit score:	600-619 (Dec-2011)	Inquiries last 6m:	11	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	21 / 20	Length of status:	4y 5m
Amount delinquent:	$1,011	Total credit lines:	43	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$68,257	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	gold-bluebird	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	600-619 (Latest)
Principal borrowed:	$3,400.00	< 31 days late:	0 ( 0% )	700-719 (Mar-2011)
Principal balance:	$929.66	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
home improvement loan
Purpose of loan:
This loan will be used to... new roof

My financial situation:
I am a good candidate for this loan because...I always pay back my obligations

Monthly net income: $4000
Monthly expenses: 1000
Housing: $1000
Insurance: $200
Car expenses: $0
Utilities: $250
Phone, cable, internet: $75
Food, entertainment: $175
Clothing, household expenses: $50
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547773
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	20.51%	Borrower rate/APR:	21.51% / 23.48%	Monthly payment:	$136.71

Lender servicing fee:	1.00%	Effective Yield*:	20.15%
		Estimated return*:	14.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1997	Debt/Income ratio:	8%
Credit score:	720-739 (Dec-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,668	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	27%
		Homeownership:	No
Screen name:	first-favorable-commerce	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2785.
Monthly expenses: $
Housing: $923.
Insurance: $250
Car expenses: $190
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $300
Clothing, household expenses: $25.
Credit cards and other loans: $3700.
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.27%	Borrower rate/APR:	31.27% / 35.28%	Monthly payment:	$172.60

Lender servicing fee:	1.00%	Effective Yield*:	28.50%
		Estimated return*:	12.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1998	Debt/Income ratio:	52%
Credit score:	740-759 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 17	Length of status:	8y 4m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,372	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	Yes
Screen name:	amigo355	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting on Top
Purpose of loan:
This loan will be used to...
Pay off some debt
My financial situation:
I always pay on time. Just need some extra cash.
I am a good candidate for this loan because...
Dependable to pay back on time and early if I can.

Monthly net income: $4,000
Monthly expenses: $3,800
Housing: $930.00
Insurance: $300.00
Car expenses: $755
Utilities: $90
Phone, cable, internet: $168
Food, entertainment: $100
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547793
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$6,300	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.54%	Borrower rate/APR:	11.54% / 14.36%	Monthly payment:	$296.96

Lender servicing fee:	1.00%	Effective Yield*:	10.51%
		Estimated return*:	6.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Feb-1986	Debt/Income ratio:	10%
Credit score:	740-759 (Dec-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,720	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	No
Screen name:	best-basis-radio	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need funds to get back on track
Purpose of loan:

Two unexpected expenses not covered by insurance has wiped out my savings - International Rental Car Accident and Dental expenses. This loan will consolidate some smaller debts and stabilize my monthly budget in order to pay off debt quicker.

My financial situation:

I have a stable job, low living expenses and good payment history. Stabilizing monthly expenses with this loan and changes in discretionary spending will make it easier to make payments and reduce debt quicker.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 547817
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.11%	Borrower rate/APR:	25.11% / 28.97%	Monthly payment:	$278.73

Lender servicing fee:	1.00%	Effective Yield*:	23.52%
		Estimated return*:	12.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1995	Debt/Income ratio:	25%
Credit score:	700-719 (Dec-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 8	Length of status:	10y 9m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Religious
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,786	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	No
Screen name:	return-javelin5	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate
Purpose of loan:
This loan will be used to...
Consolidate loans
My financial situation:
I am a good candidate for this loan because...
I work a full time job and a part time and both are very solid positions.

Monthly net income: $6000.00
Monthly expenses: $5000.00
Housing: $675.00
Insurance: $350.00
Car expenses: $450.00
Utilities: $100.00
Phone, cable, internet: $100.00
Food, entertainment: $600.00
Clothing, household expenses: $50.00
Credit cards and other loans: $1500.00 but will be paid in February
Other expenses: $200.00
Information in the Description is not verified.